UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

Rich Uncles Real Estate Investment Trust I

(Exact name of registrant as specified in its charter)

Maryland	000-55623	37-6511147
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3090 Bristol Street, Suite 550
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 742-4862

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2018, the registrant announced that, effective April 9, 2018, Rich Uncles Real Estate Investment Trust I (the “Company”) appointed Mr. Raymond Pacini to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Pacini will replace Mr. John Davis, who left the Company as its Chief Financial Officer effective April 6, 2018.

Mr. Pacini, 62, also serves as Executive Vice President, Chief Financial Officer and Treasurer of the Company’s sponsor, BrixInvest, LLC (dba Rich Uncles), and its other REIT programs, RW Holdings NNN REIT, Inc. and Brix Student Housing REIT, Inc. From June 2013 to April 2018, Mr. Pacini was the Chief Financial Officer of Northbound Treatment Services, a privately held company which treats drug and alcohol addictions. From 1998 to 2011, Mr. Pacini served as President, Chief Executive Officer and a Director of California Coastal Communities, Inc. (“CALC”), a residential land development and homebuilding company and was the Chief Financial Officer of CALC’s predecessors (Koll Real Estate Group, Inc., The Bolsa Chica Company and Henley Properties, Inc.) from 1992 to 1998. Mr. Pacini has seven years of experience as a certified public accountant with the accounting firm of Coopers & Lybrand (now known as PricewaterhouseCoopers LLP). Mr. Pacini is a National Association of Corporate Directors (NACD) Board Leadership Fellow. Mr. Pacini received his B.A. in Political Science from Colgate University in 1977 and his M.B.A. from Cornell University in 1979. Mr. Pacini is also an independent director, audit committee chair and the financial expert for Cadiz, Inc., a land and water resource development public company.

There are no arrangements or understandings between Mr. Pacini and any other person pursuant to which he was appointed to serve as an executive officer of the Company. There are also no family relationships between Mr. Pacini and any director or executive officer of the Company, and Mr. Pacini does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Exhibits.

99.1	Press Release issued April 10, 2018 announcing Raymond Pacini as new Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I (Registrant)

By:	/s/ HAROLD C. HOFER
	Name:	Harold C. Hofer
	Title:	Chief Executive Officer and President

Date: April 10, 2018